                                                                  EXECUTION COPY





              PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION,
                                   Depositor,





                               ABFS 1998-1, INC.,
                               Unaffiliated Seller





                                       and





                         AMERICAN BUSINESS CREDIT, INC.
              HOMEAMERICAN CREDIT, INC., D/B/A UPLAND MORTGAGE, and
                      NEW JERSEY MORTGAGE INVESTMENT CORP.
                                   Originators





                           ---------------------------






                         UNAFFILIATED SELLER'S AGREEMENT


                          Dated as of February 1, 1998

                                                       TABLE OF CONTENTS
                                                                                                      Page
ARTICLE ONE        DEFINITIONS...........................................................................1

   Section 1.01.   Definitions...........................................................................1


ARTICLE TWO        PURCHASE, SALE AND CONVEYANCE OF MORTGAGE LOANS.......................................4

   Section 2.01.   Agreement to Purchase the Initial Mortgage Loans......................................4
   Section 2.02.   Agreement to Purchase the Subsequent Mortgage Loans...................................4
   Section 2.03.   Purchase Price........................................................................6
   Section 2.04.   Conveyance of Mortgage Loans; Possession of Mortgage Files............................6
   Section 2.05.   Delivery of Mortgage Loan Documents...................................................7
   Section 2.06.   Acceptance of Mortgage Loans..........................................................9
   Section 2.07.   Transfer of Mortgage Loans; Assignment of Agreement..................................10
   Section 2.08.   Examination of Mortgage Files........................................................10
   Section 2.09.   Books and Records....................................................................11
   Section 2.10.   Cost of Delivery and Recordation of Documents........................................11


ARTICLE THREE         REPRESENTATIONS AND WARRANTIES....................................................11

   Section 3.01.   Representations and Warranties as to the Originators.................................11
   Section 3.02.   Representations and Warranties as to the Unaffiliated Seller.........................13
   Section 3.03.   Representations and Warranties Relating to the Mortgage Loans........................15
   Section 3.04.   Representations and Warranties of the Depositor......................................23
   Section 3.05.   Repurchase Obligation for Defective Documentation and for Breach of a Representation
                   or Warranty..........................................................................24


ARTICLE FOUR       THE UNAFFILIATED SELLER..............................................................26

   Section 4.01.   Covenants of the Originators and the Unaffiliated Seller.............................26
   Section 4.02.   Merger or Consolidation..............................................................27
   Section 4.03.   Costs................................................................................27
   Section 4.04.   Indemnification......................................................................27


ARTICLE FIVE       CONDITIONS OF CLOSING................................................................29

   Section 5.01.   Conditions of Depositor's Obligations................................................29
   Section 5.02.   Conditions of Unaffiliated Seller's Obligations......................................31
   Section 5.03.   Termination of Depositor's Obligations...............................................32


ARTICLE SIX        MISCELLANEOUS........................................................................32

   Section 6.01.   Notices..............................................................................32
   Section 6.02.   Severability of Provisions...........................................................32
   Section 6.03.   Agreement of Unaffiliated Seller.....................................................32
   Section 6.04.   Survival.............................................................................33
   Section 6.05.   Effect of Headings and Table of Contents.............................................33
   Section 6.06.   Successors and Assigns...............................................................33
   Section 6.07.   Confirmation of Intent; Grant of Security Interest...................................33
   Section 6.08.   Miscellaneous........................................................................34
   Section 6.09.   Amendments...........................................................................34
   Section 6.10.   Third-Party Beneficiaries............................................................34

   Section 6.11.   GOVERNING LAW; CONSENT TO JURISDICTION;
                   WAIVER OF JURY TRIAL.................................................................34
   Section 6.12.   Execution in Counterparts............................................................35


Exhibit A - Mortgage Loan Schedule

                  THIS UNAFFILIATED SELLER'S AGREEMENT, dated as of February 1, 1998, by and among PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION, a Delaware corporation, its successors and assigns (the "Depositor"), ABFS 1998-1, INC., a Delaware corporation and its successors (the "Unaffiliated Seller"), AMERICAN BUSINESS CREDIT, INC., a Pennsylvania corporation ("ABC"), HOMEAMERICAN CREDIT, INC. D/B/A UPLAND MORTGAGE, a Pennsylvania corporation ("Upland") and NEW JERSEY MORTGAGE INVESTMENT CORP., a New Jersey corporation ("NJMIC", and together with ABC and Upland, the "Originators").

                  WHEREAS, Exhibit A attached hereto and made a part hereof lists certain fixed rate business and consumer purpose first and second lien mortgage loans (the "Mortgage Loans") owned by the Originators that the Originators desire to sell to the Unaffiliated Seller and the Unaffiliated Seller desires to sell to the Depositor and that the Depositor desires to purchase;

                  WHEREAS, it is the intention of the Originators, the Unaffiliated Seller and the Depositor that simultaneously with the Originators' conveyance of the Mortgage Loans to the Unaffiliated Seller and the Unaffiliated Seller's conveyance of the Mortgage Loans to the Depositor on the Closing Date,
(a) the Depositor shall deposit the Mortgage Loans in a trust pursuant to a Pooling and Servicing Agreement to be dated as of February 1, 1998 (the "Pooling and Servicing Agreement"), to be entered into by and among the Depositor, as depositor, American Business Credit, Inc., as servicer (in such capacity, the "Servicer") and The Chase Manhattan Bank, as trustee (the "Trustee") and (b) the Trustee shall issue certificates evidencing beneficial ownership interests in the property of the trust fund formed by the Pooling and Servicing Agreement to the Depositor;

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto agree as follows:


                                   ARTICLE ONE

                                   DEFINITIONS

                  Section 1.01. Definitions. Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

                  "Accepted Servicing Practices" means the Servicer's normal servicing practices, which in general will conform to the mortgage servicing practices of prudent mortgage lending institutions which service for their own account mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

                  "Agreement" means this Unaffiliated Seller's Agreement, as amended or supplemented in accordance with the provisions hereof.

                  "Appraised Value" means the appraised value of the Mortgaged Property based upon the appraisal made by or on behalf of the Originators.

                  "Certificate Insurer" means Financial Security Assurance Inc., a stock insurance company organized and created under the laws of the State of New York, and any successors thereto.

                  "Closing Date" shall have the meaning ascribed thereto in
Section 2.01(c).

                  "Commission" means the Securities and Exchange Commission.

                  "Cut-Off Date" means, with respect to the Initial Mortgage Loans, the Initial Cut-Off Date, and with respect to the Subsequent Mortgage Loans, the Subsequent Cut-Off Date.

                  "Cut-Off Date Aggregate Principal Balance" means the aggregate unpaid principal balance of the Initial Mortgage Loans as of the Cut-Off Date (or, with respect to Initial Mortgage Loans which were originated after the Cut-Off Date, as of the date of origination). The Cut-Off Date Aggregate Principal Balance is $91,085,963.73.

                  "Cut-Off Date Principal Balance" means as to each Mortgage Loan, its unpaid principal balance as of the Cut-Off Date (or, with respect to Initial Mortgage Loans which were originated after the Cut-Off Date, as of the date of origination).

                  "Deleted Mortgage Loan" means a Mortgage Loan replaced by or to be replaced by a Qualified Substitute Mortgage Loan pursuant to the terms of the Pooling and Servicing Agreement.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Initial Cut-Off Date" means the close of business on January 31, 1998 or, with respect to Initial Mortgage Loans originated after January 31, 1998, the date of origination of such Initial Mortgage Loans.

                  "Initial Mortgage Loans" means the Mortgage Loans transferred and assigned to the Depositor on the Closing Date.

                  "Monthly Payment" means, as to any Mortgage Loan (including any REO Mortgage Loan) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment for any Curtailments and Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than Deficient Valuations or similar proceeding or any moratorium or similar waiver or grace period).

                  "Mortgage" means the mortgage or deed of trust creating a first or second lien on an estate in fee simple in real property, and securing a Mortgage Note, as amended or modified.

                  "Mortgage Interest Rate" means, as to any Mortgage Loan, the fixed per annum rate at which interest accrues on the unpaid principal balance thereof.

                  "Mortgage Loans" means such of the mortgage loans to be sold, transferred and assigned to the Depositor on the Closing Date and each Subsequent Transfer Date pursuant to Article Two hereof (including the related Mortgage Notes and related Mortgages), all as identified in the Mortgage Loan Schedule, and including any mortgage loan substituting or replacing a Mortgage Loan pursuant to the terms of the Pooling and Servicing Agreement.

                  "Mortgage Loan Schedule" shall have the meaning ascribed thereto in Section 2.01(b).

                  "Mortgage Note" means the note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, as amended or modified.

                  "Mortgaged Property" means the property subject to a Mortgage.

                  "Mortgagor" means the obligor on a Mortgage Note.

                  "Pooling and Servicing Agreement" shall have the meaning ascribed thereto in the recitals hereof.

                  "Prospectus" means the Prospectus dated June 10, 1997 relating to the offering by the Depositor from time to time of its Pass-Through Certificates (Issuable in Series) in the form in which it was or will be filed with the Securities Exchange Commission pursuant to Rule 424(b) under the Securities Act with respect to the offer and sale of the Certificates.

                  "Prospectus Supplement" means the Prospectus Supplement dated February 27, 1998, relating to the offering of the Certificates in the form in which it was or will be filed with the Commission pursuant to Rule 424(b) under the Securities Act with respect to the offer and sale of the Certificates.

                  "Qualified Appraiser" means an appraiser, duly appointed by the Unaffiliated Seller, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfy the requirements of Title XI of the Federal Institutions Reform, Recovery and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

                  "Registration Statement" means that certain registration statement on Form S-3, as amended (Registration No. 333-27355) relating to the offering by the Depositor from time to time of its Pass-Through Certificates (Issuable in Series) as heretofore declared effective by the Commission.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Subsequent Cut-Off Date" means the date specified in the Addition Notice relating to Subsequent Mortgage Loans.

                  "Subsequent Mortgage Loans" means the Mortgage Loans hereafter transferred and assigned to the Depositor on a Subsequent Transfer Date.

                  "Termination Event" means the existence of any one or more of the following conditions:

                  (a) a stop order suspending the effectiveness of the Registration Statement shall have been issued or a proceeding for that purpose shall have been initiated or threatened by the Commission; or

                  (b) subsequent to the execution and delivery of this Agreement, a downgrading, or public notification of a possible change, without indication of direction, shall have occurred in the rating afforded any of the debt securities or claims paying ability of any person providing any form of credit enhancement for any of the Certificates, by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act; or

                  (c) subsequent to the execution and delivery of this Agreement, there shall have occurred an adverse change in the condition, financial or otherwise, earnings, affairs, regulatory situation or business prospects of the Certificate Insurer or the Unaffiliated Seller reasonably determined by the Depositor to be material; or

                  (d) subsequent to the date of this Agreement there shall have occurred any of the following: (i) a suspension or material limitation in trading in securities substantially similar to the Certificates;
         (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iii) the engagement by the United States in hostilities, or the escalation of such hostilities, or any calamity or crisis, if the effect of any such event specified in this clause (iii) in the reasonable judgment of the Depositor makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Certificates on the terms and in the manner contemplated in the Prospectus Supplement.

                  "Unaffiliated Seller" means ABFS 1998-1, Inc., in its capacity as Unaffiliated Seller of the Mortgage Loans under this Agreement and any successor to ABFS 1998-1, Inc., whether through merger, consolidation, purchase and assumption of ABFS 1998-1, Inc. or all or substantially all of its assets or otherwise.

                  Capitalized terms used herein that are not otherwise defined shall have the respective meanings ascribed thereto in the Pooling and Servicing Agreement.


                                   ARTICLE TWO

                 PURCHASE, SALE AND CONVEYANCE OF MORTGAGE LOANS

                  Section 2.01. Agreement to Purchase the Initial Mortgage Loans.(a) Subject to the terms and conditions of this Agreement, the Originators agree to sell, and the Unaffiliated Seller agrees to purchase on the Closing Date and immediately subsequent thereto, the Unaffiliated Seller agrees to sell, and the Depositor agrees to purchase, the Mortgage Loans having the Cut-Off Date Aggregate Principal Balance or, in accordance with Section 2.08 hereof, such other balance as is evidenced by the actual Cut-Off Date Aggregate Principal Balance of the Mortgage Loans accepted by the Depositor on the Closing Date and listed in the Mortgage Loan Schedule.

                  (b) Subject to Section 2.08 hereof, the Depositor and the Unaffiliated Seller have agreed upon which of the Unaffiliated Seller's Mortgage Loans are to be purchased by the Depositor on the Closing Date pursuant to this Agreement, and the Unaffiliated Seller has prepared a schedule describing the Mortgage Loans (the "Mortgage Loan Schedule") setting forth all of the Mortgage Loans to be purchased under this Agreement, which schedule is attached hereto as Exhibit A. The Mortgage Loan Schedule shall conform to the requirements of the Depositor and to the definition of "Mortgage Loan Schedule" under the Pooling and Servicing Agreement.

                  (c) The closing for the purchase and sale of the Mortgage Loans shall take place at the offices of Dewey Ballantine, New York, New York, at 10:00 a.m., New York time, on March 12, 1998 or such other place and time as the parties shall agree (such time being herein referred to as the "Closing Date").

                  Section 2.02. Agreement to Purchase the Subsequent Mortgage Loans. (a) Subject to the terms and conditions of this Agreement, the Originators agree to sell, and the Unaffiliated Seller agrees to purchase on the each Subsequent Transfer Date and immediately subsequent thereto, the Unaffiliated Seller agrees to sell, and the Depositor agrees to purchase, Subsequent Mortgage Loans, having an Aggregate Principal Balance of up to $13,914,036.27 as listed in the Mortgage Loan Schedule attached to the related Addition Notice.

                  (b) Subject to Section 2.08 herein, the Mortgage Loans that are to be purchased by the Depositor on a Subsequent Transfer Date pursuant to this Agreement will be set forth on a Mortgage Loan Schedule to be attached to the related Addition Notice.

                  (c) Subject to the satisfaction of the conditions set forth in paragraph (d) below, (i) in consideration of the Unaffiliated Seller's delivery on the related Subsequent Transfer Dates to or upon the order of the Originators of the purchase price, the Originators shall on any Subsequent Transfer Date sell, transfer, assign, set over and convey to the Trustee without recourse but subject to terms and provisions of this Agreement, all of the right, title and interest of the Originators in and to the Subsequent Mortgage Loans, including all principal outstanding as of, and all interest due after, the Subsequent Cut-Off Date, and all other assets included or to be included in the Trust Fund for the benefit of the Certificateholders and the Certificate Insurer and (ii) in consideration of the Depositor's delivery on the related Subsequent Transfer Dates to or upon the order of the Unaffiliated Seller of the purchase price, the Unaffiliated Seller shall on any Subsequent Transfer Date sell, transfer, assign, set over and convey to the Trustee without recourse but subject to terms and provisions of this Agreement, all of the right, title and interest of the Originators in and to the Subsequent Mortgage Loans, including all principal outstanding as of, and all interest due after, the Subsequent Cut-Off Date, and all other assets included or to be included in the Trust Fund for the benefit of the Certificateholders.

                  (d) The Subsequent Mortgage Loans and the other property and rights related thereto described in paragraph (c) above shall be transferred by the Depositor to the Trust only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

                  (i) the Unaffiliated Seller shall have provided the Trustee, the Rating Agencies and the Certificate Insurer with a timely Addition Notice, which shall include a Mortgage Loan Schedule listing the Subsequent Mortgage Loans and shall have provided any other information reasonably requested by any of the foregoing with respect to the Subsequent Mortgage Loans;

                  (ii) the Unaffiliated Seller shall have deposited in the Collection Account all collections of (x) principal in respect of the Subsequent Mortgage Loans received after the related Subsequent Cut-Off Date and (y) interest due on the Subsequent Mortgage Loans after the related Subsequent Cut-Off Date;

                  (iii) as of each Subsequent Transfer Date, the Depositor was not insolvent nor will be made insolvent by such transfer nor is the Depositor aware of any pending insolvency;

                  (iv) such addition will not result in a material adverse tax consequence to the Trust or the Holders of the Certificates;

                  (v) the Pre-Funding Period shall not have terminated;

                  (vi) the Unaffiliated Seller shall have delivered to the Trustee an Officer's Certificate confirming the satisfaction of each condition precedent specified in this paragraph (d) and that the Subsequent Mortgage Loans comply with the provisions of Section 3.03(af) hereof and Section 2.03(c) of the Pooling and Servicing Agreement;

                  (vii) there shall have been delivered to the Certificate Insurer, the Rating Agencies and the Trustee, independent Opinions of

         Counsel with respect to the transfer of the Subsequent Mortgage Loans substantially in the form of the Opinions of Counsel delivered to the Certificate Insurer and the Trustee on the Startup Date (bankruptcy, corporate and tax opinions); and

                  (viii) the Originators, the Seller and the Depositor shall have delivered to the Trustee an executed subsequent transfer agreement substantially in the form of Exhibit L to the Pooling and Servicing Agreement.


                  (e) The obligation of the Depositor to purchase a Subsequent Mortgage Loan on any Subsequent Transfer Date is subject to the requirements set forth in Section 2.03(c) of the Pooling and Servicing Agreement.

                  Section 2.03. Purchase Price. (a) On the Closing Date, as full consideration for the Unaffiliated Seller's sale of the Initial Mortgage Loans to the Depositor, the Depositor will deliver to the Unaffiliated Seller (i) an amount in cash equal to the sum of (A) 99.50%, 99.50%, 99.50%, 99.50%, 99.50%
and 99.50% of the aggregate principal balance as of the Closing Date of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, and Class A-6 Certificates, respectively, and (B) accrued interest on such principal balance at the rate of 6.490%, 6.490%, 6.695%, 7.145% and 6.595% per annum, on the Class
A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates, respectively, from (and including) February 1, 1998 to (but not including) March 12, 1998, payable by wire transfer of same day funds and (ii) the Class R Certificates to be issued pursuant to the Pooling and Servicing Agreement.

                  On the Closing Date, as full consideration for the Originators' sale of the Initial Mortgage Loans to the Unaffiliated Seller, the Unaffiliated Seller will deliver to the Originators an amount in cash equal to the sum of (A) 99.50%, 99.50%, 99.50%, 99.50%, 99.50% and 99.50% of the
aggregate principal balance as of the Closing Date of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates, respectively, and
(B) accrued interest on such principal balance at the rate of 6.490%, 6.490%, 6.695%, 7.145% and 6.595%, per annum, on the Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates, respectively, from (and including) February 1, 1998 to (but not including) March 12, 1998, payable by wire transfer of same day funds.

                  (b) On each Subsequent Transfer Date, as full consideration for the Originators' sale to the Unaffiliated Seller and the Unaffiliated Seller's sale of the Subsequent Mortgage Loans to the Depositor, the Depositor will deliver to the Unaffiliated Seller and the Unaffiliated Seller will deliver to the Originators an amount in cash equal to the sum of 100% of the aggregate Principal Balance of the Subsequent Mortgage Loans as of the related Subsequent Cut-Off Date.

                  Section 2.04. Conveyance of Mortgage Loans; Possession of Mortgage Files. (a) On the Closing Date and on each Subsequent Transfer Date, the Originators shall sell, transfer, assign, set over and convey to the Unaffiliated Seller, without recourse but subject to the terms of this Agreement, all right, title and interest in and to the applicable Mortgage Loans, including all principal outstanding as of, and all interest due after, the Subsequent Cut-Off Date, the insurance policies relating to each such Mortgage Loan and all right, title and interest in and to the proceeds of such insurance policies from and after the Closing Date and the Unaffiliated Seller shall sell, transfer, assign, set over and convey to the Depositor, without recourse but subject to the terms of this Agreement, all right, title and interest in and to the applicable Mortgage Loans, including all principal outstanding as of, and all interest due after, the Subsequent Cut-Off Date, the insurance policies relating to each such Mortgage Loan, all right, title and interest in and to the proceeds of such insurance policies and all of its rights under this Agreement with respect to the Mortgage Loans from and after the

Closing Date. Upon payment of the purchase price for such Mortgage Loans as provided in Section 2.03 of this Agreement, the Originators and the Unaffiliated Seller shall have hereby, and shall be deemed to have, sold, transferred, assigned, set over and conveyed such Mortgage Loans, the insurance policies relating to each such Mortgage Loan, all right, title and interest in and to the proceeds of such insurance policies and all of its rights under this Agreement with respect to the Mortgage Loans from and after the Closing Date.

                  (b) Upon the sale of such Mortgage Loans, the ownership of each related Mortgage Note, each related Mortgage and the contents of the related Mortgage File shall immediately vest in the Depositor and the ownership of all related records and documents with respect to each Mortgage Loan prepared by or which come into the possession of the Originators or the Unaffiliated Seller shall immediately vest in the Depositor. The contents of any Mortgage File in the possession of the Originators or the Unaffiliated Seller at any time after such sale, and any principal collected and interest due on the Mortgage Loans after the Cut-Off Date and received by the Originators or the Unaffiliated Seller, shall be held in trust by the Originators or the Unaffiliated Seller for the benefit of the Depositor as the owner thereof, and shall be promptly delivered by the Originators or the Unaffiliated Seller to or upon the order of the Depositor.

                  (c) Pursuant to the Pooling and Servicing Agreement, the Depositor shall, on the Closing Date, assign all of its right, title and interest in and to the applicable Mortgage Loans to the Trustee for the benefit of the Certificateholders and the Certificate Insurer.

                  Section 2.05. Delivery of Mortgage Loan Documents. (a) On or prior to the Closing Date or Subsequent Transfer Date, as applicable, the related Originator shall deliver to the Unaffiliated Seller, and the Unaffiliated Seller shall deliver to the Trustee (as assignee of the Depositor pursuant to the Pooling and Servicing Agreement), each of the following documents for each applicable Mortgage Loan:

                  (i) The original Mortgage Note, endorsed without recourse in blank by the related Originator, including all intervening endorsements showing a complete chain of endorsement;

                  (ii) The related original Mortgage with evidence of recording indicated thereon or a copy thereof certified by the applicable recording office;

                  (iii) The recorded mortgage assignment, or copy thereof certified by the applicable recording office, if any, showing a complete chain of assignment from the originator of the related Mortgage Loan to the related Originator (which assignment may, at the related Originator's option, be combined with the assignment referred to in subpart

                  (iv) hereof); (iv) A mortgage assignment in recordable form (which, if acceptable for recording in the relevant jurisdiction, may be included in a blanket assignment or assignments) of each Mortgage from the related Originator to the Trustee;

                  (v) Originals of all assumption, modification and substitution agreements in those instances where the terms or provisions of a Mortgage or Mortgage Note have been modified or such Mortgage or Mortgage Note has been assumed; and

                  (vi) An original policy of title insurance (or (A) a copy of the title insurance policy, or (B) a binder thereof or copy of such binder, together with a certificate from the related Originator that the original Mortgage has been delivered to the title insurance company that issued such binder for recordation).

                  In instances where the original recorded Mortgage and a completed assignment thereof in recordable form cannot be delivered by the related Originator to the Unaffiliated Seller, and by the Unaffiliated Seller to the Trustee prior to or concurrently with the execution and delivery of this Agreement (or, with respect to Subsequent Mortgage Loans, prior to or on the Subsequent Transfer Date), due to a delay in connection with recording, the related Originator may:

                           (x) In lieu of delivering such original recorded Mortgage, deliver to the Trustee a copy thereof provided that the related Originator certifies that the original Mortgage has been delivered to a title insurance company for recordation after receipt of its policy of title insurance or binder therefor; and

                           (y) In lieu of delivering the completed assignment in recordable form, deliver to the Trustee the assignment in recordable form, otherwise complete except for recording information.

                  (b) Pursuant to the Pooling and Servicing Agreement, the Unaffiliated Seller shall be required to promptly submit, or cause to be submitted by the related Originator, for recording in the appropriate public office for real property records, each assignment referred to in (a) above. The Trustee shall be required to retain a copy of each assignment submitted for recording. In the event that any such assignment is lost or returned unrecorded because of a defect therein, the Unaffiliated Seller or such Originator shall promptly prepare a substitute assignment or cure such defect, as the case may be, and thereafter the Unaffiliated Seller or such Originator shall be required to submit each such assignment for recording.

                  (c) The Unaffiliated Seller or the related Originator shall, within five Business Days after the receipt thereof, deliver or cause to be delivered to the Trustee (as assignee of the Depositor pursuant to the Pooling and Servicing Agreement): (i) the original recorded Mortgage and related power of attorney, if any, in those instances where a copy thereof certified by the related Originator was delivered to the Trustee (as assignee of the Depositor pursuant to the Pooling and Servicing Agreement); (ii) the original recorded assignment of Mortgage from the related Originator to the Trustee (as assignee of the Depositor pursuant to the Pooling and Servicing Agreement), which, together with any intervening assignments of Mortgage, evidences a complete chain of assignment from the originator of the Mortgage Loan to the Trustee in those instances where copies of such assignments certified by the related Originator were delivered to the Trustee (as assignee of the Depositor pursuant to the Pooling and Servicing Agreement); and (iii) the title insurance policy or title opinion required in clause (a)(vi) above. Notwithstanding anything to the contrary contained in this Section 2.05, in those instances where the public recording office retains the original Mortgage, power of attorney, if any, assignment or assignment of Mortgage after it has been recorded or such original has been lost, the Unaffiliated Seller or the related Originator shall be deemed to have satisfied its obligations hereunder upon delivery to the Trustee (as assignee of the Depositor pursuant to the Pooling and Servicing Agreement) of a copy of such Mortgage, power of attorney, if any, assignment or assignment of Mortgage certified by the public recording office to be a true copy of the recorded original thereof. From time to time the Unaffiliated Seller or the related Originator may forward or cause to be forwarded to the Trustee (as assignee of the Depositor pursuant to the Pooling and Servicing Agreement) additional original documents evidencing an assumption or modification of a Mortgage Loan.

                  (d) All original documents relating to the Mortgage Loans that are not delivered to the Trustee (as assignee of the Depositor pursuant to the Pooling and Servicing Agreement) as permitted by Section 2.05 (a) are and shall be held by the Unaffiliated Seller or the related Originator in trust for the benefit of the Trustee on behalf of the Certificateholders and the Certificate Insurer. In the event that any such original document is required pursuant to the terms of this Section 2.05 to be a part of a Mortgage File, such document shall be delivered promptly to the Trustee (as assignee of the Depositor pursuant to the Pooling and Servicing Agreement). From and after the sale of the Mortgage Loans to the Depositor pursuant hereto, to the extent that the Unaffiliated Seller or the related Originator retains legal title of record to any Mortgage Loans prior to the vesting of legal title in the Trustee (as assignee of the Depositor pursuant to the Pooling and Servicing Agreement), such title shall be retained in trust for the Depositor as the owner of the Mortgage Loans and the Trustee, as the Depositor's assignee.

                  Section 2.06. Acceptance of Mortgage Loan. (a) Pursuant to the Pooling and Servicing Agreement, the Trustee has agreed to execute and deliver on or prior to the Closing Date, or any Subsequent Transfer Date, an acknowledgment of receipt of, for each Mortgage Loan, the original Mortgage Note with respect to each Mortgage Loan (with any exceptions noted), in the form attached as Exhibit E to the Pooling and Servicing Agreement and declares that it will hold such documents and any amendments, replacements or supplements thereto, as well as any other assets included in the definition of Trust Fund in the Pooling and Servicing Agreement and delivered to the Trustee, as Trustee in trust upon and subject to the conditions set forth in the Pooling and Servicing Agreement for the benefit of the Certificateholders and the Certificate Insurer. Pursuant to the Pooling and Servicing Agreement, the Trustee has agreed, for the benefit of the Certificateholders and the Certificate Insurer, to review (or cause to be reviewed) each Trustee's Mortgage File within 30 days after the Closing Date or the Subsequent Transfer Date, as applicable (or, with respect to any Qualified Substitute Mortgage Loan, within 30 days after the receipt by the Trustee thereof), and to deliver to the Unaffiliated Seller, the Servicer and the Certificate Insurer a certification in the form attached to the Pooling and Servicing Agreement as Exhibit F to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to it pursuant to the Pooling and Servicing Agreement are in its possession, (ii) each such document has been reviewed by it and has not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections shall not constitute physical alteration if initialled by the Mortgagor), appears regular on its face and relates to such Mortgage Loan, and (iii) based on its examination and only as to the foregoing documents, the information set forth on the Mortgage Loan Schedule accurately reflects the information set forth in the Trustee's Mortgage File delivered on such date. Pursuant to the Pooling and Servicing Agreement, the Trustee shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face. Pursuant to the Pooling and Servicing Agreement, within 90 days of the Closing Date, with respect to the Initial Mortgage Loans, and within 90 days of the Subsequent Transfer Date, with respect to any related Subsequent Mortgage Loans, the Trustee shall be required to deliver (or cause to be delivered) to the Servicer, the Unaffiliated Seller, the initial Certificateholders and the Certificate Insurer a final certification in the form attached to the Pooling and Servicing Agreement as Exhibit G to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to it pursuant to the Pooling and Servicing Agreement are in its possession, (ii) each such document has been reviewed by it and has not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections shall not constitute physical alteration if initialed by the Mortgagor), appears regular on its face and relates to such Mortgage Loan, and (iii) based on its examination and only as to the foregoing documents, the information set forth on the Mortgage Loan Schedule accurately reflects the information set forth in the Trustee's Mortgage File delivered on such date.

                  (b) The Pooling and Servicing Agreement provides that, if the Trustee during the process of reviewing the Trustee's Mortgage Files finds any document constituting a part of a Trustee's Mortgage File which is not executed, has not been received, is unrelated to the Mortgage Loan identified in the Mortgage Loan Schedule, or does not conform to the requirements of Section 2.05 or the description thereof as set forth in the Mortgage Loan Schedule, the Trustee shall promptly so notify the Servicer, the Unaffiliated Seller, the related Originator and the Certificate Insurer. The Unaffiliated Seller agrees that in performing any such review, the Trustee may conclusively rely on the Unaffiliated Seller as to the purported genuineness of any such document and any signature thereon. Each of the Originators and the Unaffiliated Seller agrees to use reasonable efforts to remedy a material defect in a document constituting part of a Mortgage File of which it is notified. If, however, within 60 days after such notice neither the Unaffiliated Seller nor any Originator has remedied the defect and the defect materially and adversely affects the interest of the Certificateholders in the related Mortgage Loan or the interests of the Certificate Insurer, then the Unaffiliated Seller and the Originators shall be obligated to either substitute in lieu of such Mortgage Loan a Qualified Substitute Mortgage Loan or purchase such Mortgage Loan in the manner and subject to the conditions set forth in Section 3.05.

                  (c) The failure of the Trustee or the Certificate Insurer to give any notice contemplated herein within the time periods specified above shall not affect or relieve the Unaffiliated Seller's obligation to repurchase for any Mortgage Loan pursuant to this Section 2.06 or Section 3.05 of this Agreement.

                  Section 2.07. Transfer of Mortgage Loans; Assignment of Agreement. The Originators and the Unaffiliated Seller each hereby acknowledges and agrees that the Depositor may assign its interest under this Agreement to the Trustee as may be required to effect the purposes of the Pooling and Servicing Agreement, without further notice to, or consent of, the Unaffiliated Seller or the Originators, and the Trustee shall succeed to such of the rights and obligations of the Depositor hereunder as shall be so assigned. The Depositor shall, pursuant to the Pooling and Servicing Agreement, assign all of its right, title and interest in and to the Mortgage Loans and its right to exercise the remedies created by Sections 2.06 and 3.05 hereof for breaches of the representations, warranties, agreements and covenants of the Unaffiliated Seller or the Originators contained in Sections 2.05, 2.06, 3.02 and 3.03 hereof to the Trustee for the benefit of the Certificateholders and the Certificate Insurer. Each of the Originators and the Unaffiliated Seller agrees that, upon such assignment to the Trustee, such representations, warranties, agreements and covenants will run to and be for the benefit of the Trustee and the Trustee may enforce, without joinder of the Depositor, the repurchase obligations of the Unaffiliated Seller and the Originators set forth herein with respect to breaches of such representations, warranties, agreements and covenants.

                  Section 2.08. Examination of Mortgage Files. Prior to the Closing Date and each Subsequent Transfer Date, as applicable, the Unaffiliated Seller shall make the Mortgage Files available to the Depositor or its designee for examination at the Unaffiliated Seller's offices or at such other place as the Unaffiliated Seller shall reasonably specify. Such examination may be made by the Depositor or its designee at any time on or before the Closing Date or Subsequent Transfer Date, as the case may be. If the Depositor or its designee makes such examination prior to the Closing Date or Subsequent Transfer Date, as the case may be, and identifies any Mortgage Loans that do not conform to the requirements of the Depositor as described in this Agreement, such Mortgage Loans shall be deleted from the Mortgage Loan Schedule and may be replaced, prior to the Closing Date or Subsequent Transfer Date, as the case may be, by substitute Mortgage Loans acceptable to the Depositor. The Depositor may, at its option and without notice to the Unaffiliated Seller, purchase all or part of the Mortgage Loans without conducting any partial or complete examination. The fact that the Depositor or the Trustee has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the rights of the Depositor or the Trustee to demand repurchase or other relief as provided in this Agreement.

                  Section 2.09. Books and Records. The sale of each Mortgage Loan shall be reflected on each of the Originators' and the Unaffiliated Seller's accounting and other records, balance sheet and other financial statements as a sale of assets by the Originators to the Unaffiliated Seller and by the Unaffiliated Seller to the Depositor. Each of the Originators and the Unaffiliated Seller shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be clearly marked to reflect the ownership of each Mortgage Loan by the Trustee for the benefit of the Certificateholders and the Certificate Insurer.

                  Section 2.10. Cost of Delivery and Recordation of Documents. The costs relating to the delivery and recordation of the documents specified in this Article Two in connection with the Mortgage Loans shall be borne by the Unaffiliated Seller.


                                  ARTICLE THREE

                         REPRESENTATIONS AND WARRANTIES

                  Section 3.01. Representations and Warranties as to the Originators. Each of the Originators hereby represents and warrants to the Unaffiliated Seller and the Depositor, as of the Closing Date, that:

                  (a) The Originator is a corporation duly organized, validly existing and in good standing under the laws of (i) the State of Pennsylvania (with respect to ABC and Upland) or (ii) the State of New Jersey (with respect to NJMIC) and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Originator and to perform its obligations as the Originator hereunder, and in any event the Originator is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan; the Originator has the full power and authority, corporate and otherwise, to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Originator and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Originator; and all requisite corporate action has been taken by the Originator to make this Agreement valid and binding upon the Originator in accordance with its terms;

                  (b) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Originator of, or compliance by the Originator with, this Agreement or the sale of the Mortgage Loans pursuant to the terms of this

Agreement or the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the Closing Date;

                  (c) Neither the execution and delivery of this Agreement, the acquisition or origination of the Mortgage Loans by the Originator or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, has or will conflict with or result in a breach of any of the terms, conditions or provisions of the Originator's charter or by-laws or any legal restriction or any agreement or instrument to which the Originator is now a party or by which it is bound or to which its property is subject, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Originator or its property is subject, or impair the ability of the Trustee (or the Servicer as the agent of the Trustee) to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

                  (d) Neither this Agreement nor the information contained in the Prospectus Supplement under the captions "The Mortgage Pool", "The Originators, the Seller and the Servicer" and "Servicing of the Mortgage Loans" nor any statement, report or other document prepared by the Originator and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement or alleged untrue statement of any material fact or omits to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading;

                  (e) There is no action, suit, proceeding or investigation pending or, to the knowledge of the Originator, threatened before a court, administrative agency or government tribunal against the Originator which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Originator, or in any material impairment of the right or ability of the Originator to carry on its business substantially as now conducted, or in any material liability on the part of the Originator, or which would draw into question the validity of this Agreement, the Mortgage Loans, or of any action taken or to be taken in connection with the obligations of the Originator contemplated herein, or which would impair materially the ability of the Originator to perform under the terms of this Agreement or that might prohibit its entering into this Agreement or the consummation of any of the transactions contemplated hereby;

                  (f) The Originator is not in violation of or in default with respect to, and the execution and delivery of this Agreement by the Originator and its performance of and compliance with the terms hereof will not constitute a violation or default with respect to, any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which violation or default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Originator or its properties or might have consequences that would materially and adversely affect its performance hereunder or under any Subservicing Agreement;

                  (g) Upon the receipt of each Trustee's Mortgage File by the Depositor under this Agreement, the Depositor will have good title on behalf of the Trust Fund to each related Mortgage Loan and such other items comprising the corpus of the Trust Fund free and clear of any lien created by the Originator (other than liens which will be simultaneously released);

                  (h) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Originator, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Originator pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

                  (i) With respect to any Mortgage Loan purchased by the Originator, the Originator acquired title to the Mortgage Loan in good faith, without notice of any adverse claim;

                  (j) The Originator does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Originator is solvent and the sale of the Mortgage Loans by the Originator pursuant to the terms of this Agreement will not cause the Originator to become insolvent. The sale of the Mortgage Loans by the Originator pursuant to the terms of this Agreement was not undertaken with the intent to hinder, delay or defraud any of the Originator's creditors;

                  (k) The Mortgage Loans are not intentionally selected in a manner so as to affect adversely the interests of the Depositor or of any transferee of the Depositor (including the Trustee);

                  (l) The Originator has determined that it will treat the disposition of the Mortgage Loans pursuant to this Agreement as a sale for accounting and tax purposes;

                  (m) The Originator has not dealt with any broker or agent or anyone else that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans to the Depositor other than to the Depositor or an affiliate thereof; and

                  (n) The consideration received by the Originator upon the sale of the Mortgage Loans under this Agreement constitutes fair consideration and reasonably equivalent value for the Mortgage Loans.


                  Section 3.02. Representations and Warranties as to the Unaffiliated Seller. The Unaffiliated Seller hereby represents and warrants to the Depositor, as of the Closing Date, that:

                  (a) The Unaffiliated Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Unaffiliated Seller and to perform its obligations as the Unaffiliated Seller hereunder, and in any event the Unaffiliated Seller is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan; the Unaffiliated Seller has the full power and authority, corporate and otherwise, to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Unaffiliated Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Unaffiliated Seller; and all requisite corporate action has been taken by the Unaffiliated Seller to make this Agreement valid and binding upon the Unaffiliated Seller in accordance with its terms;

                  (b) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Unaffiliated Seller of or compliance by the Unaffiliated Seller with this Agreement or the sale of the Mortgage Loans pursuant to the terms of this Agreement or the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the Closing Date;

                  (c) Neither the execution and delivery of this Agreement, the acquisition or origination of the Mortgage Loans by the Unaffiliated Seller or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, has or will conflict with or result in a breach of any of the terms, conditions or provisions of the Unaffiliated Seller's charter or by-laws or any legal restriction or any agreement or instrument to which the Unaffiliated Seller is now a party or by which it is bound or to which its property is subject, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Unaffiliated Seller or its property is subject, or impair the ability of the Trustee (or the Servicer as the agent of the Trustee) to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

                  (d) Neither this Agreement nor the information contained in the Prospectus Supplement under the captions "The Mortgage Pool", "The Originators, the Seller and the Servicer" and "Servicing of the Mortgage Loans" nor any statement, report or other document prepared by the Unaffiliated Seller and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement or alleged untrue statement of any material fact or omits to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading;

                  (e) There is no action, suit, proceeding or investigation pending or, to the knowledge of the Unaffiliated Seller, threatened before a court, administrative agency or government tribunal against the Unaffiliated Seller which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Unaffiliated Seller, or in any material impairment of the right or ability of the Unaffiliated Seller to carry on its business substantially as now conducted, or in any material liability on the part of the Unaffiliated Seller, or which would draw into question the validity of this Agreement, the Mortgage Loans, or of any action taken or to be taken in connection with the obligations of the Unaffiliated Seller contemplated herein, or which would impair materially the ability of the Unaffiliated Seller to perform under the terms of this Agreement or that might prohibit its entering into this Agreement or the consummation of any of the transactions contemplated hereby;

                  (f) The Unaffiliated Seller is not in violation of or in default with respect to, and the execution and delivery of this Agreement by the Unaffiliated Seller and its performance of and compliance with the terms hereof will not constitute a violation or default with respect to, any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which violation or default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Unaffiliated Seller or its properties or might have consequences that would materially and adversely affect its performance hereunder or under any Subservicing Agreement;

                  (g) Upon the receipt of each Trustee's Mortgage File by the Depositor under this Agreement, the Depositor will have good title on behalf of the Trust Fund to each related Mortgage Loan and such other items comprising the corpus of the Trust Fund free and clear of any lien created by the Unaffiliated Seller (other than liens which will be simultaneously released);

                  (h) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Unaffiliated Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Unaffiliated Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

                  (i) With respect to any Mortgage Loan purchased by the Unaffiliated Seller, the Unaffiliated Seller acquired title to the Mortgage Loan in good faith, without notice of any adverse claim;

                  (j) The Unaffiliated Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Unaffiliated Seller is solvent and the sale of the Mortgage Loans by the Unaffiliated Seller pursuant to the terms of this Agreement will not cause the Unaffiliated Seller to become insolvent. The sale of the Mortgage Loans by the Unaffiliated Seller pursuant to the terms of this Agreement was not undertaken with the intent to hinder, delay or defraud any of the Unaffiliated Seller's creditors;

                  (k) The Mortgage Loans are not intentionally selected in a manner so as to affect adversely the interests of the Depositor or of any transferee of the Depositor (including the Trustee);

                  (l) The Unaffiliated Seller has determined that it will treat the disposition of the Mortgage Loans pursuant to this Agreement as a sale for accounting and tax purposes;

                  (m) The Unaffiliated Seller has not dealt with any broker or agent or anyone else that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans to the Depositor other than to the Depositor or an affiliate thereof; and

                  (n) The consideration received by the Unaffiliated Seller upon the sale of the Mortgage Loans under this Agreement constitutes fair consideration and reasonably equivalent value for the Mortgage Loans.

                  Section 3.03. Representations and Warranties Relating to the Mortgage Loans. The Originators represent and warrant to the Unaffiliated Seller and the Unaffiliated Seller represents to the Depositor that, as of the Closing Date, as to each Initial Mortgage Loan, and as of the Subsequent Transfer Date, as to each Subsequent Mortgage Loan, immediately prior to the sale and transfer of such Mortgage Loan by the Unaffiliated Seller to the Depositor:

                  (a) The information set forth in each Mortgage Loan Schedule is complete, true and correct;

                  (b) The information to be provided by the Unaffiliated Seller or the Originators, directly or indirectly, to the Depositor in connection with a Subsequent Mortgage Loan will be true and correct in all material respects at the date or dates respecting which such information is furnished;

                  (c) Each Mortgage is a valid first or second lien on a fee simple (or its equivalent under applicable state law) estate in the real property securing the amount owed by the Mortgagor under the Mortgage Note subject only to (i) the lien of current real property taxes and assessments which are not delinquent, (ii) with respect to any Mortgage Loan identified on the Mortgage Loan Schedule as secured by a second lien, the related first mortgage loan, (iii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the property subject to the Mortgage is located or specifically reflected in the appraisal obtained in connection with the origination of the related Mortgage Loan obtained by the Unaffiliated Seller and (iv) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

                  (d) Immediately prior to the transfer and assignment by the related Originator to the Unaffiliated Seller and by the Unaffiliated Seller to the Trustee, the Unaffiliated Seller and such Originator, as applicable, had good title to, and was the sole owner of each Mortgage Loan, free of any interest of any other Person, and the Unaffiliated Seller and such Originator has transferred all right, title and interest in each Mortgage Loan to the Trustee and the Unaffiliated Seller, as applicable;

                  (e) As of the Cut-Off Date, no payment of principal or interest on or in respect of any Mortgage Loan remains unpaid for 30 or more days past the date the same was due in accordance with the related Mortgage Note without regard to applicable grace periods;

                  (f) No Mortgage Loan has Mortgage Interest Rate less than 7.99% per annum and the weighted average Mortgage Interest Rate of the Mortgage Loans is 12.01%;

                  (g) At origination, no Mortgage Loan had an original term to maturity of greater than 360 months;

                  (h) As of the Statistical Calculation Date, the weighted average remaining term to maturity of the Mortgage Loans is 223 months;

                  (i) To the best knowledge of the Unaffiliated Seller and each of the Originators, there is no mechanics' lien or claim for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the premises subject to any Mortgage which is or may be a lien prior to, or equal or coordinate with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in (ff) below;

                  (j) To the best knowledge of the Unaffiliated Seller and each of the Originators, there is no delinquent tax or assessment lien against any Mortgaged Property;

                  (k) Such Mortgage Loan, the Mortgage, and the Mortgage Note, including, without limitation, the obligation of the Mortgagor to pay the unpaid principal of and interest on the Mortgage Note, are each not subject to any right of rescission (or any such rescission right has expired in accordance with applicable law), set-off, counterclaim, or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim, or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim, or defense has been asserted with respect thereto;

                  (l) To the best knowledge of the Unaffiliated Seller and each of the Originators, the Mortgaged Property is free of material damage and is in good repair, and there is no pending or threatened proceeding for the total or partial condemnation of the Mortgaged Property;

                  (m) Neither the Originators nor the Unaffiliated Seller has received a notice of default of any first mortgage loan secured by the Mortgaged Property which has not been cured by a party other than the Unaffiliated Seller;

                  (n) Each Mortgage Note and Mortgage are in substantially the forms previously provided to the Trustee on behalf of the Unaffiliated Seller;

                  (o) No Mortgage Loan had, at the date of origination, a Combined Loan-to-Value Ratio in excess of 100%, and the weighted average Combined Loan-to-Value ratio of all Mortgage Loans as of the Statistical Calculation Date is approximately 71.78%;

                  (p) The Mortgage Loan was not originated in a program in which the amount of documentation in the underwriting process was limited in comparison to the originator's normal documentation requirements;

                  (q) No more than the following percentages of the Mortgage Loans by Principal Balance as of the Statistical Calculation Date are secured by Mortgaged Properties located in the following states:



                                                        Percent of
               State                                Principal Balance
               -----                                -----------------
               Arizona                                     0.04%
               Connecticut                                 0.26
               Delaware                                    4.60
               Florida                                     1.47
               Georgia                                     6.55
               Illinois                                    0.86
               Indiana                                     0.30
               Kentucky                                    0.65
               Maryland                                    3.44
               Michigan                                    0.05
               North Carolina                              2.45
               New Jersey                                 31.13
               New York                                   14.33
               Ohio                                        2.93
               Pennsylvania                               27.66
               South Carolina                              0.05
               Virginia                                    3.22
                                                         ------
                                                         100.00%
                                                         ======


                  (r) The Mortgage Loans were not selected by the Unaffiliated Seller or the Originators for sale hereunder or inclusion in the Trust Fund on any basis adverse to the Trust Fund relative to the portfolio of similar mortgage loans of the Unaffiliated Seller or the Originators;

                  (s) None of the Mortgage Loans constitutes a lien on leasehold interests;

                  (t) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (B) otherwise by judicial foreclosure. To the best of the Unaffiliated Seller's and the Originators' knowledge, there is no homestead or other exemption available to the related Mortgagor which would materially interfere with the right to sell the related Mortgaged Property at a trustee's sale or the right to foreclose the related Mortgage. The Mortgage contains customary and enforceable provisions for the acceleration of the payment of the Principal Balance of such Mortgage Loan in the event all or any part of the related Mortgaged Property is sold or otherwise transferred without the prior written consent of the holder thereof;

                  (u) The proceeds of such Mortgage Loan have been fully disbursed, including reserves set aside by the Unaffiliated Seller or the Originators, there is no requirement for, and neither the Unaffiliated Seller nor the Originators shall make any, future advances thereunder. Any future advances made prior to the Cut-Off Date have been consolidated with the principal balance secured by the Mortgage, and such principal balance, as consolidated, bears a single interest rate and single repayment term reflected on the applicable Mortgage Loan Schedule. The Principal Balance as of the Cut-Off Date does not exceed the original principal amount of such Mortgage Loan. Except with respect to approximately $121,307.41 [JEFF, PLS. PROVIDE] of escrow funds, any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees, and expenses incurred in making, or recording such Mortgage Loan have been paid;

                  (v) All Mortgage Loans were originated in compliance with the Originators' Underwriting Guidelines;

                  (w) The terms of the Mortgage and Mortgage Note have not been impaired, waived, altered, or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interest of the Trustee and which has been delivered to the Trustee. The substance of any such alteration or modification is or as to Subsequent Mortgage Loans will be reflected on the applicable Mortgage Loan Schedule and, to the extent necessary, has been or will be approved by (i) the insurer under the applicable mortgage title insurance policy, and (ii) the insurer under any other insurance policy required hereunder for such Mortgage Loan where such insurance policy requires approval and the failure to procure approval would impair coverage under such policy;

                  (x) No instrument of release, waiver, alteration, or modification has been executed in connection with such Mortgage Loan, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the insurer under any insurance policy required hereunder for such Mortgage Loan where such policy requires approval and the failure to procure approval would impair coverage under such policy, and which is part of the Mortgage File and has been delivered to the Trustee, and the terms of which are reflected in the applicable Mortgage Loan Schedule;

                  (y) Other than delinquencies described in clause (e) above, there is no default, breach, violation, or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event of acceleration, and neither the Originators nor the Unaffiliated Seller has waived any such default, breach, violation or event of acceleration. All taxes, governmental assessments (including assessments payable in future installments), insurance premiums, water, sewer, and municipal charges, leaseholder payments, or ground rents which previously became due and owing in respect of or affecting the related Mortgaged Property have been paid. Neither the Originators nor the Unaffiliated Seller has advanced funds, or induced, solicited, or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage or the Mortgage Note;

                  (z) All of the improvements which were included for the purposes of determining the Appraised Value of the Mortgaged Property were completed at the time that such Mortgage Loan was originated and lie wholly within the boundaries and building restriction lines of such Mortgaged Property.

Except for de minimis encroachments, no improvements on adjoining properties encroach upon the Mortgaged Property. To the best of the Unaffiliated Seller's and the Originators' knowledge, no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. All inspections, licenses, and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property (including all such improvements which were included for the purpose of determining such Appraised Value) and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriters certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

                  (aa) To the best of the Unaffiliated Seller's and the Originators' knowledge, there do not exist any circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor, or the Mortgagor's credit standing that can be reasonably expected to cause such Mortgage Loan to become delinquent or adversely affect the value or marketability of such Mortgage Loan, other than any such circumstances or conditions permitted under the Originator's Underwriting Guidelines;

                  (bb) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (i) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located and (ii) (A) organized under the laws of such state, (B) qualified to do business in such state, (C) federal savings and loan associations or national banks having principal offices in such state, (D) not doing business in such state, or (E) not required to qualify to do business in such state;

                  (cc) The Mortgage Note and the Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally and except that the equitable remedy of specific performance and other equitable remedies are subject to the discretion of the courts. All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and convey the estate therein purported to be conveyed, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties or pursuant to a valid power-of-attorney that has been recorded with the Mortgage;

                  (dd) The transfer of the Mortgage Note and the Mortgage as and in the manner contemplated by this Agreement is sufficient either (i) fully to transfer to the Depositor all right, title, and interest of the Unaffiliated Seller and the Originators thereto as note holder and mortgagee or (ii) to grant to the Depositor the security interest referred to in Section 6.07 hereof. The Mortgage has been duly assigned and the Mortgage Note has been duly endorsed. The assignment of Mortgage delivered to the Trustee pursuant to Section 2.04(a)(iv) is in recordable form and is acceptable for recording under the laws of the applicable jurisdiction. The endorsement of the Mortgage Note, the delivery to the Trustee of the endorsed Mortgage Note, and such assignment of Mortgage, and the delivery of such assignment of Mortgage for recording to, and the due recording of such assignment of Mortgage in, the appropriate public recording office in the jurisdiction in which the Mortgaged Property is located are sufficient to permit the Trustee to avail itself of all protection available under applicable law against the claims of any present or future creditors of the Unaffiliated Seller and the Originators, and are sufficient to prevent any other sale, transfer, assignment, pledge, or hypothecation of the Mortgage Note and Mortgage by the Unaffiliated Seller or the Originators from being enforceable;

                  (ee) Any and all requirements of any federal, state, or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, or disclosure laws applicable to such Mortgage Loan have been complied with, and the Servicer shall maintain in its possession, available for the Trustee's inspection, and shall deliver to the Trustee or its designee upon demand, evidence of compliance with all such requirements. The consummation of the transactions contemplated by this Agreement will not cause the violation of any such laws;

                  (ff) Such Mortgage Loan is covered by an ALTA mortgage title insurance policy or such other generally used and acceptable form of policy, issued by and the valid and binding obligation of a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Unaffiliated Seller, and its successors and assigns, as to the first or second priority lien, as applicable, of the Mortgage in the original principal amount of such Mortgage Loan. The assignment to the Trustee of the Unaffiliated Seller's interest in such mortgage title insurance policy does not require the consent of or notification to the insurer. Such mortgage title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Trustee upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such mortgage title insurance policy and neither the Unaffiliated Seller nor any prior holder of the Mortgage has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy;

                  (gg) All improvements upon the Mortgaged Property are insured against loss by fire, hazards of extended coverage, and such other hazards as are customary in the area where the Mortgaged Property is located pursuant to insurance policies conforming to the requirements of Section 3.05 hereof. If the Mortgaged Property at origination was located in an area identified on a flood hazard boundary map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), such Mortgaged Property was covered by flood insurance at origination. Each individual insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Trustee upon the consummation of the transactions contemplated by this Agreement, and contain a standard mortgage clause naming the originator of such Mortgage Loan, and its successors and assigns, as mortgagee and loss payee. All premiums thereon have been paid. The Mortgage obligates the Mortgagor to maintain all such insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor, and none of the Unaffiliated Seller, the related Originator or any prior holder of the Mortgage has acted or failed to act so as to impair the coverage of any such insurance policy or the validity, binding effect, and enforceability thereof;

                  (hh) If the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, as no fees or expenses are or will become payable by the Trustee or the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

                  (ii) The Mortgaged Property consists of one or more parcels of real property separately assessed for tax purposes. To the extent there is erected thereon a detached or an attached one-family residence or a detached two-to six-family dwelling, or an individual condominium unit in a low-rise condominium, or an individual unit in a planned unit development, or a commercial property, or a mixed use or multiple purpose property, such residence, dwelling or unit is not (i) a unit in a cooperative apartment, (ii) a property constituting part of a syndication, (iii) a time share unit, (iv) a property held in trust, (v) a mobile home, (vi) a manufactured dwelling, (vii) a log-constructed home, or (viii) a recreational vehicle;

                  (jj) There exist no material deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made or which the Unaffiliated Seller or the related Originator expects not to be cured, and no escrow deposits or payments of other charges or payments due the Unaffiliated Seller have been capitalized under the Mortgage or the Mortgage Note;

                  (kk) Such Mortgage Loan was not originated at a below market interest rate. Such Mortgage Loan does not have a shared appreciation feature, or other contingent interest feature;

                  (ll) The origination and collection practices used by the Unaffiliated Seller, the Originators or the Servicer with respect to such Mortgage Loan have been in all respects legal, proper, prudent, and customary in the mortgage origination and servicing business;

                  (mm) The Mortgagor has, to the extent required by applicable law, executed a statement to the effect that the Mortgagor has received all disclosure materials, if any, required by applicable law with respect to the making of fixed-rate mortgage loans. The Servicer shall maintain or cause to be maintained such statement in the Mortgage File;

                  (nn) All amounts received by the Unaffiliated Seller or the Originators with respect to such Mortgage Loan after the Cut-Off Date and required to be deposited in the Certificate Account have been so deposited in the Certificate Account and are, as of the Closing Date, or will be as of the Subsequent Transfer Date, as applicable, in the Certificate Account;

                  (oo) The appraisal report with respect to the Mortgaged Property contained in the Mortgage File was signed prior to the approval of the application for such Mortgage Loan by a qualified appraiser, duly appointed by the originator of such Mortgage Loan, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof and whose compensation is not affected by the approval or disapproval of such application;

                  (pp) When measured by the Cut-Off Date Balances of all Mortgage Loans as of the Statistical Calculation Date, the Mortgagors with respect to at least 83.12% of the Mortgage Loans represented at the time of origination that the Mortgagor would occupy the Mortgaged Property as the Mortgagor's primary residence;

                  (qq) Each of the Originators and the Unaffiliated Seller has no knowledge with respect to the Mortgaged Property of any governmental or regulatory action or third party claim made, instituted or threatened in writing relating to a violation of any applicable federal, state or local environmental law, statute, ordinance, regulation, order, decree or standard;

                  (rr) Each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code;

                  (ss) With respect to second lien Mortgage Loans:

                  (i) the Unaffiliated Seller has no knowledge that the Mortgagor has received notice from the holder of the prior mortgage that such prior mortgage is in default,

                  (ii) no consent from the holder of the prior mortgage is needed for the creation of the second lien Mortgage or, if required, has been obtained and is in the related Mortgage File,

                  (iii) if the prior mortgage has a negative amortization, the Combined Loan-to-Value Ratio was determined using the maximum loan amount of such prior mortgage,

                  (iv) the related first mortgage loan encumbering the related Mortgaged Property does not have a mandatory future advance provision, and

                  (v) the Mortgage Loans conform in all material respects to the description thereof in the Prospectus Supplement.

                  (tt) Each of the Originators and the Unaffiliated Seller further represents and warrants to the Trustee and the Certificateholders that as of the Subsequent Cut-Off Date all representations and warranties set forth in clauses (a) through (ss) above will be correct in all material respects as to each Subsequent Mortgage Loan, and the representations so made in this subsection (tt) as to the following matters will be deemed to be correct if: (i) each Subsequent Mortgage Loan is not 30 or more days contractually delinquent as of the related Subsequent Cut-Off Date; (ii) the original term to maturity of each Subsequent Mortgage Loan does not exceed 360 months; (iii) each Subsequent Mortgage Loan has a Mortgage Interest Rate of at least 8.00%; (iv) the purchase of the Subsequent Mortgage Loans is consented to by the Certificate Insurer and the Rating Agencies; (v) the principal balance of any Subsequent Mortgage Loan does not exceed $350,000.00; (vi) no more than 22% of the Subsequent Mortgage Loans are second liens; (vii) no Subsequent Mortgage Loan has a CLTV of more than, (A) for consumer purpose loans, 90%, and (B) for business purpose loans, 75%; (viii) no more than 35% of the Subsequent Mortgage Loans are Balloon Loans;
(ix) no more than 18% of the Subsequent Mortgage Loans are secured by mixed-use properties, commercial properties, or four or more unit multifamily properties;
(x) no more than 8.5% of the Subsequent Mortgage Loans are secured by commercial properties; and (xi) following the purchase of the Subsequent Mortgage Loans by the Trust, the Mortgage Loans (including the Subsequent Mortgage Loans) (A) will have a weighted average Mortgage Rate, (I) for consumer purpose loans, of at least 11.35% and (II) for business purpose loans, of at least 16%; and (B) will have a weighted average CLTV of not more than (I) for consumer purpose loans, 73.5%, and (II) for business purpose loans, 60%.

                  (uu) To the best of the Unaffiliated Seller's and the Originators' knowledge, no error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person, including without limitation the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

                  (vv) Each Mortgaged Property is in compliance with all environmental laws, ordinances, rules, regulations and orders of federal, state or governmental authorities relating thereto. No hazardous material has been or is incorporated in, stored on or under, released from, treated on, transported to or from, or disposed of on or from, any Mortgaged Property such that, under applicable law (A) any such hazardous material would be required to be eliminated before the Mortgaged Property could be altered, renovated, demolished or transferred, or (B) the owner of the Mortgaged Property, or the holder of a security interest therein, could be subjected to liability for the removal of such hazardous material or the elimination of the hazard created thereby. Neither the Seller or any Mortgagor has received notification from any federal, state or other governmental authority relating to any hazardous materials on or affecting the Mortgaged Property or to any potential or known liability under any environmental law arising from the ownership or operation of the Mortgaged Property. For the purposes of this subsection, the term "hazardous materials" shall include, without limitation, gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, asbestos or any material containing asbestos, lead, lead-based paint and any other substance or material as may be defined as a hazardous or toxic substance by any federal, state or local environmental law, ordinance, rule, regulation or order, including, without limitation, CERCLA, the Clean Air Act, the Clean Water Act, the Resource Conservation and Recovery Act, the Toxic Substances Control Act and any regulations promulgated pursuant thereto; and


                  (ww) With respect to any business purpose loan, the related Mortgage Note contains an acceleration clause, accelerating the maturity date under the Mortgage Note to the date the individual guarantying such loan becomes subject to any bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally.

                  Section 3.04. Representations and Warranties of the Depositor. The Depositor hereby represents, warrants and covenants to the Unaffiliated Seller, as of the date of execution of this Agreement and the Closing Date, that:

                  (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

                  (b) The Depositor has the corporate power and authority to purchase each Mortgage Loan and to execute, deliver and perform, and to enter into and consummate all the transactions contemplated by this Agreement;

                  (c) This Agreement has been duly and validly authorized, executed and delivered by the Depositor, and, assuming the due authorization, execution and delivery hereof by the Unaffiliated Seller, constitutes the legal, valid and binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                  (d) No consent, approval, authorization or order of or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery and performance of or compliance by the Depositor with this Agreement or the consummation by the Depositor of any of the transactions contemplated hereby, except such as have been made on or prior to the Closing Date;

                  (e) The Depositor has filed or will file the Prospectus and Prospectus Supplement with the Commission in accordance with Rule 424(b) under the Securities Act; and

                  (f) None of the execution and delivery of this Agreement, the purchase of the Mortgage Loans from the Unaffiliated Seller, the consummation of the other transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement, (i) conflicts or will conflict with the charter or bylaws of the Depositor or conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default or results or will result in an acceleration under, any term, condition or provision of any indenture, deed of trust, contract or other agreement or other instrument to which the Depositor is a party or by which it is bound and which is material to the Depositor, or (ii) results or will result in a violation of any law, rule, regulation, order, judgment or decree of any court or governmental authority having jurisdiction over the Depositor.

                  Section 3.05. Repurchase Obligation for Defective Documentation and for Breach of a Representation or Warranty. (a) Each of the representations and warranties contained in Sections 3.01, 3.02 and 3.03 shall survive the purchase by the Depositor of the Mortgage Loans and the subsequent transfer thereof by the Depositor to the Trustee and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement or the Pooling and Servicing Agreement.

                  (b) With respect to any representation or warranty contained in Section 3.01 that is made to the best of the Originators' knowledge or contained in Sections 3.02 or 3.03 hereof that is made to the best of the Unaffiliated Seller's and the Originators' knowledge, if it is discovered by the Servicer, any Subservicer, the Trustee, the Certificate Insurer or any Certificateholder that the substance of such representation and warranty was inaccurate as of the Closing Date and such inaccuracy materially and adversely affects the value of the related Mortgage Loan, then notwithstanding the Originators' or the Unaffiliated Seller's lack of knowledge with respect to the inaccuracy at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty. Upon discovery by the Originators, the Unaffiliated Seller, the Servicer, any Subservicer, the Trustee, the Certificate Insurer or any Certificateholder of a breach of any of such representations and warranties which materially and adversely affects the value of Mortgage Loans or the interest of the Certificateholders, or which materially and adversely affects the interests of the Certificate Insurer or the Certificateholders in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan (notwithstanding that such representation and warranty was made to the Originators' or the Unaffiliated Seller's best knowledge), the party discovering such breach shall give pursuant to Section 3.03 of the Pooling and Servicing Agreement prompt written notice to the others. Subject to the next to last paragraph of this Section 3.05, within 60 days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, the Unaffiliated Seller and the Originators shall (a) promptly cure such breach in all material respects, or (b) purchase such Mortgage Loan at a purchase price equal to the Principal Balance of such Mortgage Loan as of the date of purchase, plus the greater of (i) all accrued and unpaid interest on such Principal Balance and (ii) 30 days' interest on such Principal Balance, computed at the Mortgage Interest Rate, net of the Servicing Fee if the Unaffiliated Seller is the Servicer, plus the amount of any unreimbursed Servicing Advances made by the Servicer with respect to such Mortgage Loan, or (c) remove such Mortgage Loan from the Trust Fund (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans; provided, that, such substitution is effected not later than the date which is 2 years after the Startup Day or at such later date, if the Trustee and the Certificate Insurer receive an Opinion of Counsel to the effect set forth below in this Section. Any such substitution shall be accompanied by payment by the Unaffiliated Seller of the Substitution Adjustment, if any, to be deposited in the Certificate Account pursuant to the Pooling and Servicing Agreement. The Originators shall cooperate with the Unaffiliated Seller to cure any breach and shall reimburse the Unaffiliated Seller for the costs and expenses related to any cure, substitution (including any Substitution Adjustment) or repurchase incurred by the Unaffiliated Seller pursuant to this Section 3.05.

                  (c) As to any Deleted Mortgage Loan for which the Unaffiliated Seller or an Originator substitutes a Qualified Substitute Mortgage Loan or Loans, the Unaffiliated Seller or such Originator shall effect such substitution by delivering to the Trustee a certification in the form attached to the Pooling and Servicing Agreement as Exhibit H, executed by a Servicing Officer and the documents described in Section 2.06(a) for such Qualified Substitute Mortgage Loan or Loans. Pursuant to the Pooling and Servicing Agreement, upon receipt by the Trustee of a certification of a Servicing Officer of such substitution or purchase and, in the case of a substitution, upon receipt of the related Trustee's Mortgage File, and the deposit of certain amounts in the Certificate Account pursuant to Section 2.07(b) of the Pooling and Servicing Agreement (which certification shall be in the form of Exhibit H to the Pooling and Servicing Agreement), the Trustee shall be required to release to the Servicer for release to the Unaffiliated Seller the related Trustee's Mortgage File and shall be required to execute, without recourse, and deliver such instruments of transfer furnished by the Unaffiliated Seller as may be necessary to transfer such Mortgage Loan to the Unaffiliated Seller or such Originator.

                  (d) Pursuant to the Pooling and Servicing Agreement, the Servicer shall deposit in the Certificate Account all payments received in connection with such Qualified Substitute Mortgage Loan or Loans after the date of such substitution. Monthly Payments received with respect to Qualified Substitute Mortgage Loans on or before the date of substitution will be retained by the Unaffiliated Seller. The Trust Fund will own all payments received on the Deleted Mortgage Loan on or before the date of substitution, and the Unaffiliated Seller shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. Pursuant to the Pooling and Servicing Agreement, the Servicer shall be required to give written notice to the Trustee and the Certificate Insurer that such substitution has taken place and shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of the Pooling and Servicing Agreement and the substitution of the Qualified Substitute Mortgage Loan. The parties hereto agree to amend the Mortgage Loan Schedule accordingly. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of the Pooling and Servicing Agreement and this Agreement in all respects, and the Unaffiliated Seller shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the representations and warranties set forth in Sections 3.02 and
3.03 herein. On the date of such substitution, the Unaffiliated Seller will remit to the Servicer and pursuant to the Pooling and Servicing Agreement the Servicer will deposit into the Certificate Account an amount equal to the Substitution Adjustment, if any.

                  (e) It is understood and agreed that the obligations of the Unaffiliated Seller and the Originator set forth in Section 2.06 and this
Section 3.05 to cure, purchase or substitute for a defective Mortgage Loan as provided in Section 2.06 and this Section 3.05 constitute the sole remedies of the Depositor, the Trustee, the Certificate Insurer and the Certificateholders respecting a breach of the foregoing representations and warranties.

                  (f) Any cause of action against the Unaffiliated Seller or an Originator relating to or arising out of the breach of any representations and warranties or covenants made in Sections 2.06, 3.02 or 3.03 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by any party and notice thereof to the Unaffiliated Seller or such Originator, (ii) failure by the Unaffiliated Seller or such Originator to cure such breach or purchase or substitute such Mortgage Loan as specified above, and (iii) demand upon the Unaffiliated Seller or such Originator by the Trustee for all amounts payable in respect of such Mortgage Loan.


                  (g) Notwithstanding any contrary provision of this Agreement, with respect to any Mortgage Loan which is not in default or as to which no default is imminent, no purchase, or substitution pursuant to Section 2.06(b) or this Section 3.05 shall be made unless the Unaffiliated Seller provides to the Trustee and the Certificate Insurer an Opinion of Counsel to the effect that such purchase or substitution would not (i) result in the imposition of taxes on "prohibited transactions" of the REMIC Trust, as defined in Section 860F of the Code or a tax on contributions to the REMIC Trust under the REMIC Provisions, or

(ii) cause the REMIC Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding. Any Mortgage Loan as to which purchase or substitution was delayed pursuant to this paragraph shall be purchased or substituted (subject to compliance with Section 2.06 and this Section 3.05) upon the earlier of (a) the occurrence of a default or imminent default with respect to such loan and (b) receipt by the Trustee and the Certificate Insurer of an Opinion of Counsel to the effect that such purchase or substitution will not result in the events described in clauses (i) and (ii) of the preceding sentence.

                  (h) Pursuant to the Pooling and Servicing Agreement, upon discovery by the Unaffiliated Seller, the Servicer, the Trustee, the Certificate Insurer or any Certificateholder that any Mortgage Loan does not constitute a Qualified Mortgage, the party discovering such fact shall promptly (and in any event within 5 days of the discovery) give written notice thereof to the other parties. In connection therewith, the Unaffiliated Seller or the related Originator shall repurchase or substitute a Qualified Substitute Mortgage Loan for the affected Mortgage Loan within 90 days of the earlier of such discovery by any of the foregoing parties, or the Trustee's or the Unaffiliated Seller's receipt of notice, in the same manner as it would a Mortgage Loan for a breach of representation or warranty contained in Sections 3.02 or 3.03. Pursuant to the Pooling and Servicing Agreement the Trustee shall reconvey to the Unaffiliated Seller or the related Originator the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty contained in Sections 3.02 or 3.03.

                  (i) Notwithstanding anything in this Agreement or the Pooling and Servicing Agreement to the contrary, the Unaffiliated Seller's repurchase obligations hereunder shall not include failure of the Trustee to record assignments of the Mortgage Loans referenced in clause (a)(iii) in Section 2.05. All parties hereto acknowledge and agree that the Trustee has the responsibility to record all such assignments of the Mortgage Loans to the Trustee.

                  (j) Each of the Originators and the Unaffiliated Seller shall be jointly and severally responsible for any repurchase, cure or substitution obligation of any of the Originators or the Unaffiliated Seller under this Agreement and the Pooling and Servicing Agreement.

                                  ARTICLE FOUR

                             THE UNAFFILIATED SELLER

                  Section 4.01. Covenants of the Originators and the Unaffiliated Seller. Each of the Originators and the Unaffiliated Seller covenants to the Depositor as follows:

                  (a) The Originators and the Unaffiliated Seller shall cooperate with the Depositor and the firm of independent certified public accountants retained with respect to the issuance of the Certificates in making available all information and taking all steps reasonably necessary to permit the accountants' letters required hereunder to be delivered within the times set for delivery herein.

                  (b) The Unaffiliated Seller agrees to satisfy or cause to be satisfied on or prior to the Closing Date, all of the conditions to the Depositor's obligations set forth in Section 5.01 hereof that are within the Unaffiliated Seller's (or its agents') control.

                  (c) The Originators and the Unaffiliated Seller hereby agree to do all acts, transactions, and things and to execute and deliver all agreements, documents, instruments, and papers by and on behalf of the Originators or the Unaffiliated Seller as the Depositor or its counsel may reasonably request in order to consummate the transfer of the Mortgage Loans to the Depositor and the subsequent transfer thereof to the Trustee, and the rating, issuance and sale of the Certificates.

                  Section 4.02. Merger or Consolidation. Each of the Originators and the Unaffiliated Seller will keep in full effect its existence, rights and franchises as a corporation and will obtain and preserve its qualification to do business as a foreign corporation, in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement. Any Person into which any of the Originators or the Unaffiliated Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Originators or the Unaffiliated Seller shall be a party, or any Person succeeding to the business of the Originators or the Unaffiliated Seller, shall be approved by the Certificate Insurer which approval shall not be unreasonably withheld. If the approval of the Certificate Insurer is not required, the successor shall be an established mortgage loan servicing institution that is a Permitted Transferee and in all events shall be the successor of the Originators or the Unaffiliated Seller without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Originators and the Unaffiliated Seller shall send notice of any such merger or consolidation to the Trustee and the Certificate Insurer.

                  Section 4.03. Costs. In connection with the transactions contemplated under this Agreement and the Pooling and Servicing Agreement, the Unaffiliated Seller shall promptly pay (or shall promptly reimburse the Depositor to the extent that the Depositor shall have paid or otherwise incurred): (a) 50% of the fees and disbursements of the Depositor's, the Seller's and the Originators' counsel; (b) the fees of S&P and Moody's; (c) any of the fees of the Trustee and the fees and disbursements of the Trustee's counsel; (d) expenses incurred in connection with printing the Prospectus, the Prospectus Supplement, any amendment or supplement thereto, any preliminary prospectus and the Certificates; (e) fees and expenses relating to the filing of documents with the Securities and Exchange Commission (including without limitation periodic reports under the Exchange Act); (f) the shelf registration amortization fee of 0.04% of the Class A Certificate Principal Balance on the Closing Date, paid in connection with the issuance of Certificates; and (g) all of the initial expenses (not to exceed $75,000) of the Certificate Insurer including, without limitation, legal fees and expenses, accountant fees and expenses and expenses in connection with due diligence conducted on the Mortgage Files. For the avoidance of doubt, the parties hereto acknowledge that it is the intention of the parties that the Depositor shall not pay any of the Trustee's fees and expenses in connection with the transactions contemplated by the Pooling and Servicing Agreement. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expenses.

                  Section 4.04. Indemnification. (a) (i) The Originators and the Unaffiliated Seller, jointly and severally, agree to indemnify and hold harmless the Depositor, each of its directors, each of its officers who have signed the Registration Statement, and each of its directors and each person or entity who controls the Depositor or any such person, within the meaning of Section 15 of the Securities Act, against any and all losses, claims, damages or liabilities, joint and several, to which the Depositor or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse the Depositor and each such controlling person for any legal or other expenses incurred by the Depositor or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement or the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement approved in writing by the Originators or the Unaffiliated Seller, in light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to the information contained in the Prospectus Supplement referred to in Section 3.01(d). This indemnity agreement will be in addition to any liability which the Originators and the Unaffiliated Seller may otherwise have.

                  (ii) The Originators and the Unaffiliated Seller, jointly and severally, agree to indemnify and to hold the Depositor harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Depositor may sustain in any way related to the failure of any of the Originators or the Unaffiliated Seller to perform its duties in compliance with the terms of this Agreement. The Originators or the Unaffiliated Seller shall immediately notify the Depositor if a claim is made by a third party with respect to this Agreement, and the Originators or the Unaffiliated Seller shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Depositor in respect of such claim. Pursuant to the Pooling and Servicing Agreement, the Trustee shall reimburse the Unaffiliated Seller in accordance with the Pooling and Servicing Agreement for all amounts advanced by the Unaffiliated Seller pursuant to the preceding sentence except when the claim relates directly to the failure of the Unaffiliated Seller to perform its duties in compliance with the terms of this Agreement.

                  (b) The Depositor agrees to indemnify and hold harmless each of the Originators and the Unaffiliated Seller, each of their respective directors and each person or entity who controls the Originators or the Unaffiliated Seller or any such person, within the meaning of Section 15 of the Securities Act, against any and all losses, claims, damages or liabilities, joint and several, to which the Originators or the Unaffiliated Seller or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse the Originators and the Unaffiliated Seller and any such director or controlling person for any legal or other expenses incurred by such party or any such director or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, the Prospectus Supplement, any amendment or supplement to the Prospectus or the Prospectus Supplement or the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is other than a statement or omission relating to the information set forth in subsection (a)(i) of this Section 4.04; provided, however, that in no event shall the Depositor be liable to the Unaffiliated Seller under this paragraph (b) in an amount in excess of the Depositor's resale profit or the underwriting fee on the sale of the Certificates. This indemnity agreement will be in addition to any liability which the Depositor may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this
Section 4.04 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 4.04, notify the indemnifying party in writing of the commencement thereof, but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party hereunder except to the extent such indemnifying party has been prejudiced thereby. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this
Section 4.04 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. The indemnifying party shall not be liable for the expenses of more than one separate counsel.

                  (d) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in the preceding parts of this Section 4.04 is for any reason held to be unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or subsection (b) of this Section 4.04 in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof); provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by the Originators and the Unaffiliated Seller on the one hand, and the Depositor on the other, the Originators', the Unaffiliated Seller's and the Depositor's relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate in the circumstances. The Originators, the Unaffiliated Seller and the Depositor agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation. For purposes of this Section 4.04, each director of the Depositor, each officer of the Depositor who signed the Registration Statement, and each person, if any who controls the Depositor within the meaning of Section 15 of the Securities Act, shall have the same rights to contribution as the Depositor, and each director of the Originators or the Unaffiliated Seller, and each person, if any who controls the Originators or the Unaffiliated Seller within the meaning of Section 15 of the Securities Act, shall have the same rights to contribution as the Originators and the Unaffiliated Seller.

                                  ARTICLE FIVE

                              CONDITIONS OF CLOSING

                  Section 5.01. Conditions of Depositor's Obligations. The obligations of the Depositor to purchase the Mortgage Loans will be subject to the satisfaction on the Closing Date of the following conditions. Upon payment of the purchase price for the Mortgage Loans, such conditions shall be deemed satisfied or waived.

                  (a) Each of the obligations of the Unaffiliated Seller required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Unaffiliated Seller under this Agreement shall be true and correct as of the Closing Date and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement, and the Depositor shall have received a certificate to the effect of the foregoing signed by an authorized officer of the Unaffiliated Seller.

                  (b) The Depositor shall have received a letter dated the date of this Agreement, in form and substance acceptable to the Depositor and its counsel, prepared by Deloitte & Touche LLP, independent certified public accountants, regarding the numerical information contained in the Prospectus Supplement under the captions "Prepayment and Yield Considerations" and "The Mortgage Pool."

                  (c) The Mortgage Loans will be acceptable to the Depositor, in its sole discretion.

                  (d) The Depositor shall have received the following additional closing documents, in form and substance satisfactory to the Depositor and its counsel:

                  (i) the Mortgage Loan Schedule;

                  (ii) the Pooling and Servicing Agreement dated as of February 1, 1998 and the Underwriting Agreement dated as of February 27, 1998 between the Depositor and Prudential Securities Incorporated and all documents required thereunder, duly executed and delivered by each of the parties thereto other than the Depositor;

                  (iii) officer's certificates of an officer of each of the Originators and the Unaffiliated Seller, dated as of the Closing Date, and attached thereto resolutions of the board of directors and a copy of the charter and by-laws;

                  (iv) copy of each of the Originators and the Unaffiliated Seller's charter and all amendments, revisions, and supplements thereof, certified by a secretary of each entity;

                  (v) an opinion of the counsel for the Originators and the Unaffiliated Seller as to various corporate matters (it being agreed that the opinion shall expressly provide that the Trustee shall be entitled to rely on the opinion);

                  (vi) opinions of counsel for the Unaffiliated Seller, in forms acceptable to the Depositor, its counsel, S&P and Moody's as to such matters as shall be required for the assignment of a rating to the Class A Certificates of AAA by S&P, and Aaa by Moody's (it being agreed that such opinions shall expressly provide that the Trustee shall be entitled to rely on such opinions);

                  (vii) a letter from Moody's that it has assigned a rating of Aaa to the Class A Certificates;

                  (viii) a letter from S&P that it has assigned a rating of AAA to the Class A Certificates;

                  (ix) an opinion of counsel for the Trustee in form and substance acceptable to the Depositor, its counsel, Moody's and S&P (it being agreed that the opinion shall expressly provide that the Unaffiliated Seller shall be entitled to rely on the opinion);

                  (x) an opinion or opinions of counsel for the Servicer, in form and substance acceptable to the Depositor, its counsel, Moody's and S&P (it being agreed that the opinion shall expressly provide that the Unaffiliated Seller shall be entitled to rely on the opinion); and

                  (xi) an opinion or opinions of counsel for the Certificate Insurer, in each case in form and substance acceptable to the Depositor, its counsel, Moody's and S&P (it being agreed that the opinion shall expressly provide that the Unaffiliated Seller shall be entitled to rely on the opinion).

                  (e) The Certificate Insurance Policy shall have been duly executed, delivered and issued with respect to the Class A Certificates.

                  (f) All proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be satisfactory in form and substance to the Depositor and its counsel.

                  (g) The Unaffiliated Seller shall have furnished the Depositor with such other certificates of its officers or others and such other documents or opinions as the Depositor or its counsel may reasonably request.

                  Section 5.02. Conditions of Unaffiliated Seller's Obligations. The obligations of the Unaffiliated Seller under this Agreement shall be subject to the satisfaction, on the Closing Date, of the following conditions:

                  (a) Each of the obligations of the Depositor required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Depositor contained in this Agreement shall be true and correct as of the Closing Date and the Unaffiliated Seller shall have received a certificate to that effect signed by an authorized officer of the Depositor.

                  (b) The Unaffiliated Seller shall have received the following additional documents:

                  (i) the Pooling and Servicing Agreement, and all documents required thereunder, in each case executed by the Depositor as applicable; and

                  (ii) a copy of a letter from Moody's to the Depositor to the effect that it has assigned a rating of Aaa to the Class A Certificates and a copy of a letter from S&P to the Depositor to the effect that it has assigned a rating of AAA to the Class A Certificates.

                  (iii) an opinion of counsel for the Trustee in form and substance acceptable to the Unaffiliated Seller and its counsel;

                  (iv) an opinion or opinions of counsel for the Certificate Insurer, in each case in form and substance acceptable to the Unaffiliated Seller and its counsel;

                  (v) an opinion of the counsel for the Depositor as to securities and tax matters; and

                  (vi) an opinion of the counsel for the Depositor as to true sale matters.

                  (c) The Depositor shall have furnished the Unaffiliated Seller with such other certificates of its officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as the Unaffiliated Seller may reasonably request.

                  Section 5.03. Termination of Depositor's Obligations. The Depositor may terminate its obligations hereunder by notice to the Unaffiliated Seller at any time before delivery of and payment of the purchase price for the Mortgage Loans if: (a) any of the conditions set forth in Section 5.01 are not satisfied when and as provided therein; (b) there shall have been the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Unaffiliated Seller, or for the winding up or liquidation of the affairs of the Unaffiliated Seller; (c) there shall have been the consent by the Unaffiliated Seller to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Unaffiliated Seller or of or relating to substantially all of the property of the Unaffiliated Seller; (d) any purchase and assumption agreement with respect to the Unaffiliated Seller or the assets and properties of the Unaffiliated Seller shall have been entered into; or (e) a Termination Event shall have occurred. The termination of the Depositor's obligations hereunder shall not terminate the Depositor's rights hereunder or its right to exercise any remedy available to it at law or in equity.


                                   ARTICLE SIX

                                  MISCELLANEOUS

                  Section 6.01. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed by registered mail, postage prepaid, or transmitted by telex or telegraph and confirmed by a similar mailed writing, if to the Depositor, addressed to the Depositor at Prudential Securities Secured Financing Corporation, One New York Plaza, 14th Floor, New York, New York 10292,
Attention: Asset Finance Group, or to such other address as the Depositor may designate in writing to the Unaffiliated Seller and if to the Unaffiliated Seller, addressed to the Unaffiliated Seller at ABFS 1998-1, Inc., Balapointe Office Centre, 111 Presidential Boulevard, Suite 215, Bala Cynwyd, Pennsylvania 19004, Attention: Mr. Anthony Santilli, Jr., or to such other address as the Unaffiliated Seller may designate in writing to the Depositor.

                  Section 6.02. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

                  Section 6.03. Agreement of Unaffiliated Seller. The Unaffiliated Seller agrees to execute and deliver such instruments and take such actions as the Depositor may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

                  Section 6.04. Survival. The parties to this Agreement agree that the representations, warranties and agreements made by each of them herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the other party hereto, notwithstanding any investigation heretofore or hereafter made by such other party or on such other party's behalf, and that the representations, warranties and agreements made by the parties hereto in this Agreement or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans.

                  Section 6.05. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  Section 6.06. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Except as expressly permitted by the terms hereof, this Agreement may not be assigned, pledged or hypothecated by any party hereto to a third party without the written consent of the other party to this Agreement and the Certificate Insurer; provided, however, that the Depositor may assign its rights hereunder without the consent of the Unaffiliated Seller.

                  Section 6.07. Confirmation of Intent; Grant of Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Originators to the Unaffiliated Seller and by the Unaffiliated Seller to the Depositor as contemplated by this Unaffiliated Seller's Agreement be, and be treated for all purposes as, a sale of the Mortgage Loans. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Originators to the Unaffiliated Seller or by the Unaffiliated Seller to the Depositor to secure a debt or other obligation of the Originators or the Unaffiliated Seller, as the case may be. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to continue to be property of the Originators or the Unaffiliated Seller then (a) this Unaffiliated Seller's Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code; (b) the transfer of the Mortgage Loans provided for herein shall be deemed to be a grant by the Originators to the Unaffiliated Seller and by the Unaffiliated Seller to the Depositor of a security interest in all of such parties' right, title and interest in and to the Mortgage Loans and all amounts payable on the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (c) the possession by the Depositor of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Uniform Commercial Code; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Depositor for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Depositor pursuant to any provision hereof shall also be deemed to be an assignment of any security interest created hereby. The Originators, the Unaffiliated Seller and the Depositor shall, to the extent consistent with this Unaffiliated Seller's Agreement, take such actions as may be necessary to ensure that, if this Unaffiliated Seller's Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.

                  Section 6.08. Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof.

                  Section 6.09. Amendments. (a) This Agreement may be amended from time to time by the Originators, the Unaffiliated Seller and the Depositor by written agreement, upon the prior written consent of the Certificate Insurer, without notice to or consent of the Certificateholders to cure any ambiguity, to correct or supplement any provisions herein, to comply with any changes in the Code, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, at the expense of the party requesting the change, delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder; and provided, further, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, or change the rights or obligations of any other party hereto without the consent of such party.

                  (b) This Agreement may be amended from time to time by the Unaffiliated Seller and the Depositor with the consent of the Certificate Insurer, the Majority Certificateholders and the Holders of the majority of the Percentage Interest in the Class R Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee receives an Opinion of Counsel, at the expense of the party requesting the change, that such change will not adversely affect the status of the REMIC Trust as a REMIC or cause a tax to be imposed on the REMIC, and provided further, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or reduce the percentage for each Class the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of each Class of Certificates affected thereby.

                  (c) It shall not be necessary for the consent of Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

                  Section 6.10. Third-Party Beneficiaries. The parties agree that each of the Certificate Insurer and the Trustee is an intended third-party beneficiary of this Agreement to the extent necessary to enforce the rights and to obtain the benefit of the remedies of the Depositor under this Agreement which are assigned to the Trustee for the benefit of the Certificateholders and the Certificate Insurer pursuant to the Pooling and Servicing Agreement and to the extent necessary to obtain the benefit of the enforcement of the obligations and covenants of the Unaffiliated Seller under Section 4.01 and 4.04(a)(ii) of this Agreement. The parties further agree that Prudential Securities Incorporated and each of its directors and each person or entity who controls Prudential Securities Incorporated or any such person, within the meaning of
Section 15 of the Securities Act (each, an "Underwriter Entity") is an intended third-party beneficiary of this Agreement to the extent necessary to obtain the benefit of the enforcement of the obligations and covenants of the Unaffiliated Seller with respect to each Underwriter Entity under Section 4.04(a)(i) of this Agreement.

                  Section 6.11. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN

ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

                  (b) THE DEPOSITOR AND THE UNAFFILIATED SELLER EACH HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY, AND EACH WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE ADDRESS SET FORTH IN SECTION 6.01 OF THIS AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAIL, POSTAGE PREPAID. THE DEPOSITOR AND THE UNAFFILIATED SELLER EACH HEREBY WAIVE ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE DEPOSITOR AND THE UNAFFILIATED SELLER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT EITHER'S RIGHT TO BRING ANY ACTION OR PROCEEDING IN THE COURTS OF ANY OTHER JURISDICTION.

                  (c) THE DEPOSITOR AND THE UNAFFILIATED SELLER EACH HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

                  Section 6.12. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  [Remainder of Page Intentionally Left Blank]

                  IN WITNESS WHEREOF, the parties, to this Unaffiliated Seller's Agreement have caused their names to be signed by their respective officers thereunto duly authorized as of the date first above written.


                                PRUDENTIAL SECURITIES SECURED
                                    FINANCING CORPORATION



                                By: _____________________________________
                                   Name:
                                   Title:


                                ABFS 1998-1, INC.



                                By: _____________________________________
                                   Name:
                                   Title:


                                AMERICAN BUSINESS CREDIT, INC.



                                By: _____________________________________
                                   Name:
                                   Title:


                                HOMEAMERICAN CREDIT, INC.,
                                    D/B/A UPLAND MORTGAGE



                                By: _____________________________________
                                   Name:
                                   Title:

                                NEW JERSEY MORTGAGE INVESTMENT
                                 CORP.



                                By: _____________________________________
                                   Name:
                                   Title:

STATE OF NEW YORK          )
                           )  ss.
COUNTY OF NEW YORK         )


                  On March __, 1998 before me, the undersigned, a Notary Public in and for said County and State, personally appeared ____________, personally known to me (or proved to me on the basis of satisfactory evidence) to be a Vice President of Prudential Securities Secured Financing Corporation, a Delaware corporation, the corporation that executed the within Unaffiliated Seller's Agreement on behalf of said corporation, and acknowledged to me that said corporation executed it.



                                  _________________________________________
                                  Notary Public

                                  My Commission expires:

STATE OF PENNSYLVANIA      )
                           )  ss.
COUNTY OF  MONTGOMERY      )


                  On March __, 1998 before me, the undersigned, a Notary Public in and for said County and State, personally appeared _______________, personally known to me (or proved to me on the basis of satisfactory evidence) to be President of ABFS 1998-1, Inc., the entity that executed the within Unaffiliated Seller's Agreement; on behalf of said corporation, and acknowledged to me that said corporation executed it.



                                  _________________________________________
                                  Notary Public

                                  My Commission expires:

STATE OF PENNSYLVANIA      )
                           )  ss.
COUNTY OF MONTGOMERY       )


                  On March __, 1998 before me, the undersigned, a Notary Public in and for said County and State, personally appeared _____________, personally known to me (or proved to me on the basis of satisfactory evidence) to be President of American Business Credit, Inc., the entity that executed the within Unaffiliated Seller's Agreement; on behalf of said corporation, and acknowledged to me that said corporation executed it.




                                  _________________________________________
                                  Notary Public

                                  My Commission expires:

STATE OF PENNSYLVANIA      )
                           )  ss.
COUNTY OF MONTGOMERY       )


                  On March __, 1998 before me, the undersigned, a Notary Public in and for said County and State, personally appeared Jeffrey M. Ruben, personally known to me (or proved to me on the basis of satisfactory evidence) to be a Senior Vice President of HomeAmerican Credit, Inc., d/b/a Upland Mortgage the entity that executed the within Unaffiliated Seller's Agreement; on behalf of said corporation, and acknowledged to me that said corporation executed it.




                                  _________________________________________
                                  Notary Public

                                  My Commission expires:

STATE OF NEW JERSEY     )
                        )  ss.
COUNTY OF _____________ )


                  On March __, 1998 before me, the undersigned, a Notary Public in and for said County and State, personally appeared _________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be __________________ of New Jersey Mortgage Investment Corp., a New Jersey corporation the entity that executed the within Unaffiliated Seller's Agreement; on behalf of said corporation, and acknowledged to me that said corporation executed it.




                                  _________________________________________
                                  Notary Public

                                  My Commission expires:

                                                                       EXHIBIT A


                             MORTGAGE LOAN SCHEDULE